$100,000,000

                               DYNEX CAPITAL, INC.

                      7.875% Senior Notes due July 15, 2002


                             UNDERWRITING AGREEMENT
                             ----------------------



                                                                   July 14, 1997

PAINEWEBBER INCORPORATED
SMITH BARNEY INC.
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019

Ladies and Gentlemen:

         Dynex Capital, Inc., a Virginia corporation (the "Company"), proposes to issue and sell $100,000,000 principal amount of its 7.875% Senior Notes due July 15, 2002 (the "Securities").



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                                                                               2

The Securities are to be issued pursuant to an Indenture by and between the Company and Texas Commerce Bank National Association, as trustee, dated as of July 14, 1997 (the "Indenture"). This is to confirm the agreement concerning the purchase of the Securities from the Company by the Underwriters named in
Schedule 1 hereto (the "Underwriters").

         1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

                  (a) A registration statement on Form S-3 and any amendments thereto with respect to the Securities have (i) been prepared by the Company in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act; (iii) become effective under the Securities Act; and the Indenture shall have been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). Copies of such registration statement and any amendments thereto have been delivered by the Company to PaineWebber Incorporated ("PaineWebber") on behalf of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act which omits certain information pursuant to Rule 430A under the Rules and Regulations and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including all documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 5(a) hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph
         (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus and any amendment or supplement thereto, as first filed with the Commission pursuant to paragraph (2) of Rule 424(b) of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

                  (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements thereto will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act, and the Rules and Regulations, and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus, including any amendments or supplements thereto, in reliance upon and in conformity with written information furnished to the Company through PaineWebber by or on behalf of any Underwriter specifically for inclusion therein; and the Indenture will conform in all material respects with the requirements of the Trust Indenture Act, and the applicable rules and regulations thereunder.

                  (c) The documents incorporated by reference in the Prospectus, including any amendments or supplements thereto, when they became effective  or were  filed,  as the  case may be,  with  the  Commission conformed in all material respects to the requirements of the Securities Act or Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, including any amendments or supplements thereto, when such documents became effective or are filed, as the case may be, with the Commission will conform in all material respects to the requirements of the Securities Act of Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (d) The Company and each of its subsidiaries and affiliates (as those terms are defined in Section 15 hereof) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification except where the failure to so qualify would not have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries and affiliates, taken as a whole (hereinafter "Material Adverse Effect"), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

                  (e) The Company has an authorized capitalization as set forth in the Prospectus, including any amendments or supplements thereto, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus, including any amendments or supplements thereto; and all of the issued shares of capital stock of each subsidiary and affiliate of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                  (f) The execution, delivery and performance of this Agreement and the Indenture by the Company, the consummation of the transactions contemplated hereby and thereby, the compliance by the Company with the provisions of the

         Indenture and the Securities and the issuance and delivery of the Securities by the Company will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries or affiliates is a party or by which the Company or any of its subsidiaries or affiliates is bound or to which any of the property or assets of the Company or any of its subsidiaries or affiliates is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or affiliates or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or affiliates or any of their properties or assets, except, as to each case, where such breach, violation or default would not have a Material Adverse Effect; and except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Trust Indenture Act or the Exchange Act, and applicable state or foreign securities laws in connection with the purchase and distribution of the Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the Indenture by the Company and the consummation of the transactions contemplated hereby and thereby.

                  (g) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities registered pursuant to the Registration Statement or in any securities registered pursuant to any other registration statement filed by the Company under the Securities Act.

                  (h) The Indenture has been duly authorized and, when executed by the proper officers of the Company (assuming the due execution and delivery thereof by the trustee under the Indenture (the "Trustee")) and delivered by the Company, will have been duly executed and delivered by the Company and the Trustee and will constitute the valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Securities have been duly authorized, and, upon payment therefor as provided herein, will be validly issued and outstanding, and will constitute the valid and legally binding obligations of the Company, enforceable in accordance with their terms and entitled to the benefits of the Indenture; and the Securities, the Indenture and the capital stock of the Company will conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus, including any amendments or supplements thereto.

                  (i) Neither the Company nor any of its subsidiaries or affiliates has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, including any amendments or supplements thereto, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would have a Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus, including any amendments or supplements thereto; and, since such date, there has not been any change in the capital stock or long-term debt of the


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                                                                               5

         Company or any of its subsidiaries or affiliates (otherwise than as set forth or contemplated in the Prospectus, including any amendments or supplements thereto) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries or affiliates, which would have a Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus, including any amendments or supplements thereto.

                  (j) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus, including any amendments or supplements thereto, present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated in the Registration Statement.

                  (k) KPMG Peat Marwick LLP ("KPMG Peat Marwick"), who have certified certain financial statements of the Company and whose report appears in the Prospectus or is incorporated by reference therein, and who delivered the initial letter referred to in Section 7(e) hereof, were independent public accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained or incorporated in the Prospectus.

                  (l) Except as described in the Prospectus, including any amendments or supplements thereto, there are no legal or governmental proceedings pending, or to the knowledge of the Company threatened, to which the Company or any of its subsidiaries or affiliates is a party or of which any property or assets of the Company or any of its subsidiaries or affiliates is the subject which, if determined adversely to the Company or any of its subsidiaries or affiliates, would have a Material Adverse Effect.

                  (m) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

         (i) is in violation of its charter or by-laws, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or
(iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except, as to each case, where such violation or default would not have a Material Adverse Effect.

                  (o) Neither the Company nor any subsidiary or affiliate is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission thereunder.

                  (p) The Company has elected to be treated as a real estate investment trust ("REIT") for federal income tax purposes. The Company
         has  complied,   and  intends
         to comply in the future, with the requirements for qualification as a REIT under the Internal Revenue Code of 1986, as amended (the "Code").

         2. Purchase of the Securities by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell to each of the Underwriters, severally and not jointly, and each of the Underwriters, severally and not jointly, agrees to purchase the principal amount of Securities set opposite that Underwriter's name in Schedule 1 hereto at a purchase price equal to 98.775% of the principal amount thereof, plus accrued interest from July 15, 1997 to the Delivery Date (as defined in Section 4).

         The Company shall not be obligated to deliver any Securities, except upon payment for all the Securities to be purchased hereunder, as provided herein.

         3. Offering of Securities by the Underwriters. Upon authorization by the Underwriters of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus or the amendment or supplement thereto.

         4. Delivery of and Payment for the Securities. Delivery of and payment for the Securities shall be made at the office of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019 at 10:00 A.M., New York City time, on the fifth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Underwriters and the Company. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date, the Company shall deliver the Securities, through the facilities of The Depository Trust Company ("DTC") to PaineWebber for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in federal funds (immediately available funds). Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Securities shall be in the form of a global certificate and registered in the name of Cede & Co. or any other nominee of DTC, and beneficial interests therein shall be in such names and in such denominations as PaineWebber shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking of the global certificates, the Company shall make the global certificates available for inspection by PaineWebber in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

         5. Further Agreements of the Company. The Company agrees:

                  (a) To prepare the Prospectus, including any amendment or supplement thereto, in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Delivery Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when the Registration Statement or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters prior to the Delivery Date with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus, including any amendments or supplements thereto, and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, including any amendment or supplement thereto, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) To furnish promptly to each of the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                  (c) To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the Indenture), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, (A) if the delivery of a prospectus is required at any time prior to the expiration of twelve months after the Effective Time in connection with the offering or sale of the Securities and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities
         Act or the Exchange Act, to notify the Underwriters and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and (B) in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time twelve months or more after the Effective Time, upon the request of the Underwriter but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as such Underwriter may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act;

                  (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Underwriters, be required by the Securities Act or requested by the Commission;

                  (e) Prior to filing with the Commission prior to the Delivery Date any (i) Preliminary Prospectus, (ii) amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or (iii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and their counsel and not to file any such document to which the Underwriters shall reasonably object after having been given reasonable notice of the proposed filing thereof;

                  (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Underwriters an earning statement of the Company and its subsidiaries and affiliates (which need not be audited) complying with
         Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

                  (g) For a period of five years following the Effective Date, to furnish to the Underwriters, copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the shares of the common stock, par value $0.01 per share (the "Common Stock") of the Company may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

                  (h) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (i) From the date hereof until the Delivery Date, not to offer or sell, or cause to be offered and sold, in the United States of America, without the prior consent of the Representatives, any debt securities which are substantially similar to the Securities;

                  (j) To apply the net proceeds from the sale of the Securities being sold by the Company as set forth in the Prospectus; and

                  (k) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary or affiliate shall become an "investment company" within the meaning of such term under the 1940 Act and rules and regulations of the Commission thereunder.

         6. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any pre-effective or post-effective amendments thereto (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement; (e) the costs of distributing the terms of the agreement relating to the organization of the underwriting syndicate and selling group to the members thereof by mail, telex or other means of communication; (f) the fees and expenses of the Trustee and its counsel; (g) any applicable listing or other fees; (h) the fees and expenses of filings, if any, with foreign securities administrators and of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (i) the fees paid to rating agencies in connection with the rating of the Securities; and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that except as provided in this Section 6 and in
Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Securities made by the Underwriters.

         7 . Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                  (a) The Registration Statement shall have become effective and the Indenture shall have been qualified under the Trust Indenture Act and the Underwriters shall have received notice thereof, not later than the first full business day following the date of this Agreement or such later date as shall be consented to in writing by the Underwriters; the Prospectus, including any amendment or supplement thereto, shall have been timely filed with the Commission in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus, including any amendment or supplement thereto, or otherwise shall have been complied with.

                  (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement or the Prospectus, including any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Securities, the Registration Statement, the Prospectus, including any amendments or supplements thereto, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (d) Venable, Baetjer and Howard, LLP, as counsel to the Company, shall have furnished to the Underwriters the following:

                           (i)   their   written   opinion   addressed   to  the
                  Underwriters, and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters to the effect that:

                                    (A) The  Company  and  each of  Multi-Family
                           Finance Corporation, Issuer Holding Corporation and Merit Securities Corporation (individually, a "Subsidiary" and, collectively, the "Subsidiaries"), and each of MSC I, L.P.,

                           Dynex Holding, Inc. and Multi-Family Capital Markets, Inc. (individually, an "Affiliate" and, collectively, the "Affiliates") has been duly incorporated or organized and is validly existing as a corporation or limited partnership, as applicable, in good standing under the laws of its respective jurisdiction of organization and is in good standing as a foreign corporation or limited partnership, as applicable, in each jurisdiction in which its respective ownership or lease of property or the conduct of its respective business requires such qualification (other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect), and has all corporate or partnership, as applicable, power and authority necessary to own or hold its respective properties and conduct the business in which it is engaged, as described in the Prospectus, or any amendment or supplement thereto;

                                    (B)   The   Company   has   an    authorized
                           capitalization as set forth in the Prospectus, including any amendment or supplement thereto, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and, to such counsel's knowledge, all of the issued shares of capital stock or partnership interests, as applicable, of each Subsidiary and each Affiliate of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. To such counsel's knowledge, all of the issued shares of capital stock of each Subsidiary are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                                    (C) There are no  preemptive or other rights
                           to subscribe for or purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock, pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel, except as set forth in the Prospectus, or any amendment or supplement thereto;

                                    (D) The Registration  Statement was declared
                           effective under the Securities Act, the Prospectus, including any amendment or supplement thereto, was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                                    (E)  The  Registration   Statement  and  the
                           Prospectus and any further amendments or supplements thereto made by the Company prior to the Delivery Date (other than the financial statements, schedules and other financial data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations under said Act; and the documents incorporated by reference in the Prospectus and any further amendment or supplement to any such incorporated documents made by the Company prior to such Delivery Date (other than the financial statements, schedules and other financial data therein, as to which such counsel need express no opinion), when they became effective or were filed, as the case may be, with the Commission complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and the Indenture conforms in all material respects to the requirements under the Trust Indenture Act and the applicable rules and regulations thereunder;

                                    (F) The  Securities,  the  Indenture and the
                           capital stock of the Company conform in all material respects to the statements concerning them in the Registration Statement and the Prospectus, or any amendment or supplement thereto; and the provisions of the contracts, agreements and instruments (as the same may be in effect on the Delivery Date) summarized under the caption "Description of the Notes" conform in all material respects to the descriptions thereof in the Prospectus, or any amendment or supplement thereto;

                                    (G) To such  counsel's  knowledge  and other
                           than as described in the Prospectus or any amendment or supplement thereto, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or affiliates is a party or of which any property of the Company or any of its subsidiaries or affiliates is the subject which, if determined adversely to the Company or any of its subsidiaries or affiliates, would or could reasonably be expected to have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened by governmental authorities or by others;

                                    (H)   The   statements   contained   in  the
                           Prospectus under the caption "Federal Income Tax Considerations," insofar as they describe federal statutes, rules and regulations, constitute a fair summary thereof and the opinion of such counsel filed as Exhibit 8.1 to the Registration Statement is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them;

                                    (I) To the best of such counsel's knowledge,
                           there are no contracts or other documents which are required to be described in the Prospectus, including any amendment or supplement thereto, or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

                                    (J) This Agreement has been duly authorized,
                           executed and delivered by the Company;

                                    (K) The Indenture has been duly  authorized,
                           executed and delivered by the Company and (assuming due execution and delivery by the Trustee) constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

                                    (L) The Securities have been duly authorized
                           by the Company, and, when duly executed, authenticated, issued and delivered as provided in the Indenture, will be duly and validly issued and outstanding, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general
                           equitable   principles   (whether   considered
                           in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

                                    (M) The  issue  and  sale of the  Securities
                           being delivered on such Delivery Date by the Company, the compliance by the Company with all of the provisions of this Agreement and the Indenture and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries or affiliates is a party or by which the Company or any of its Subsidiaries or Affiliates is bound or to which any of the property or assets of the Company or any of its Subsidiaries or Affiliates is subject, except, where such breach, violation or default may be disclosed in the Prospectus or, singly or in the aggregate, would not or could not be reasonably be expected to have a Material Adverse Effect or would not prohibit or adversely affect the consummation of the transactions contemplated by this Agreement and the Indenture; nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries or Affiliates or any statute or any order, rule, regulation or judgment known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or Affiliates or any of their properties or assets; and, except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act or the Trust Indenture Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the Indenture by the Company and the consummation of the transactions contemplated hereby and thereby;

                                    (N) Neither  the Company nor any  subsidiary
                           or affiliate is an "investment company" within the meaning of such term under the 1940 Act and the rules and regulations of the Commission thereunder; and

                                    (O) The  issuance or sale of the  Securities
                           and the application by the Company of the net proceeds thereof as set forth in the Prospectus will not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                           (ii) a letter addressed to the Underwriters and dated
                  such Delivery Date authorizing the Underwriters to rely on the opinions expressed in the opinion letter filed as Exhibit 5.1 to the Registration Statement, subject to all of the assumptions, qualifications, limitations and exceptions set forth therein.

                  In rendering such opinion, such counsel may (i) state that the opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of Maryland and the laws of the Commonwealth of Virginia. Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated such Delivery Date, in customary form and substance satisfactory to the Underwriters, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (y) based on the foregoing, but without independent verification and subject to the information contained in the Prospectus, no facts have come to the attention of such counsel which lead them to believe that (I) the

         Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Delivery Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Company prior to such Delivery Date, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or in the case of other documents which were filed under the Exchange Act with the Commission, any untrue statement of any material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by statements to the effect that no opinion is expressed as to financial statements, schedules or other financial data and that such counsel does not assume any responsibility for the accuracy, completeness or fairness of any statements, financial or otherwise, contained in the Registration Statement or the Prospectus except as expressly provided in Sections 7(d)(i)(H) and 7(d)(i)(F) herein.

                  (e) With respect to the letter of KPMG Peat Marwick delivered to the Underwriters concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Underwriters a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated the Delivery Date, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, including any amendment or supplement thereto, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter delivered and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                  (f) The Company shall have furnished to the Underwriters a certificate, dated the Delivery Date, of its Chairman of the Board, its President or a Vice President and chief financial officers stating that:







                  (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 7(a), 7(g) and 7(i) have been fulfilled;

                  (ii) No stop order suspending the effectiveness of the Registration Statement, as amended, and no proceedings for that purpose have been initiated or, to the knowledge of the undersigned, threatened by the Commission as of the date hereof; and

                  (iii) They have carefully examined the Registration Statement and the Prospectus, including any amendments or supplements thereto, and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus, including any amendments or supplements thereto, and the documents incorporated by reference therein, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
                  (B) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or Prospectus, and the documents incorporated by reference therein, which has not been set forth in the Prospectus, as amended or supplemented.

                  (g) (i) Neither the Company nor any of its subsidiaries or affiliates shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, or any amendment or supplement thereto, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, or any amendment or supplement thereto, or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or affiliates or any change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries and affiliates otherwise than as set forth or contemplated in the Prospectus, or any amendment or supplement thereto, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on the Delivery Date on the terms and in the manner contemplated herein or in the Prospectus, or any amendment or supplement thereto.

                  (h) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, Inc. (the "NYSE"), the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Securities being delivered on such Delivery Date on the terms and in the manner contemplated by the Prospectus or any amendment or supplement thereto.

                  (i) Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any nationally recognized statistical rating organization" as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to Simpson Thacher & Bartlett, counsel for the Underwriters.

         8. Indemnification and Contribution.

         (a) The Company shall indemnify and hold harmless each Underwriter, each of its directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Underwriter, or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter or such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through PaineWebber by or on behalf of any Underwriter specifically for inclusion therein; and provided further, that such indemnity shall not inure to the benefit of any Underwriter or any director, officer, employee or controlling person thereof on account of any loss, claim, damage, liability or action asserted by a purchaser of Securities from such Underwriter if such Underwriter failed to provide a copy of the Prospectus, or any amendment or supplement, to such purchaser within the time required by the Securities Act, and the untrue statement or alleged untrue statement or any amendment or supplement thereto omission or alleged omission shall have been corrected in the Prospectus, or such amendment or supplement unless such failure resulted from non-compliance by the Company with Section 5(c) hereof. For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.

         (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through PaineWebber by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriters shall have the right to employ, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, a separate single firm of counsel to represent jointly the Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 8 if the Underwriters shall have reasonably concluded that there may be defenses available to them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the Underwriters), and in that event the fees and expenses of such separate counsel shall be paid by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the

Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount of the underwriting discounts and commissions received by such Underwriter; it being understood that this Section 8(d) shall not apply to the extent that a court of competent jurisdiction finds that such Underwriter has wilfully violated the provisions of the Securities Act, the Exchange Act or the rules and regulations promulgated thereunder in connection with the sale of the Securities as contemplated by this Agreement and the Indenture. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

         (e) The Underwriters severally confirm that the statements with respect to the public offering of the Securities set forth in the Prospectus in the first sentence of the last paragraph of text on the cover page, in the first paragraph on page S-2, concerning stabilization by the Underwriters, and in the third and last paragraphs of text under the caption "Underwriting" are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Prospectus.

         9. Defaulting Underwriters. If, on the Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall have the right, but shall not be obligated to purchase the Securities which the defaulting Underwriter agreed but failed to purchase on such Delivery Date. If the remaining Underwriters do not elect to purchase the principal amount which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other Underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the other Underwriters or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

         10. Termination. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, the events described in any of Section 7(g), 7(h) or

7(i) shall have occurred or if the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement.

         11. Reimbursement of Underwriters' Expenses. If (a) the Company shall fail to tender the Securities for delivery to the Underwriters for any reason permitted under this Agreement or (b) the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 10), the Company shall reimburse the Underwriters for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 9 or otherwise by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

         12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, Attention: Corporate Finance Department (facsimile number: 212-713-1054); and

                  (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Lynn K. Geurin (facsimile number: 804-217-5861);

provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to PaineWebber at its address listed in this Section 12. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by PaineWebber.

         13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         14. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         15. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the NYSE is open for trading and (b) "subsidiary" and "affiliate" have the respective meanings set forth in Rule 405 of the Rules and Regulations.

         16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

         17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                       Very truly yours,

                                       DYNEX CAPITAL, INC.


                                       By: _________________________________
                                           Name: ___________________________
                                           Title: __________________________



Accepted:

PAINEWEBBER INCORPORATED
SMITH BARNEY INC.

By: PAINEWEBBER INCORPORATED


By: ________________________________
     Authorized Representative

         SCHEDULE 1

                                                            Principal
               Underwriters                                   Amount
               ------------                                   ------

         PaineWebber Incorporated.....................     $60,000,000
         Smith Barney Inc.............................      40,000,000
                Total.................................    $100,000,000
                                                          ------------